1 Combining Two of Today’s Leading Jewelry Retailers Investor Presentation February 19, 2014 Exhibit 99.2

Safe Harbor for
Safe Harbor for
Forward-Looking Statements
Forward-Looking Statements
Statements in this presentation regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Signet or Zale constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,”
“estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory approval without conditions, the ability to obtain Zale stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors, and any related impact on integration and anticipated synergies; and the other factors and financial, operational and legal risks or uncertainties described in Signet’s and Zale’s
Annual Reports on Form 10-K for the years ended February 2, 2013 and July 31, 2013, respectively. Signet and Zale disclaim any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.
In addition, please refer to the documents that Signet and Zale, respectively, file with the SEC on Forms 10-K, 10-Q and
8-K. These filings identify and address other important factors that could cause Signet’s and Zale’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document.

SIGNET JEWELERS

ZALE CORPORATION

KAY JEWELERS Every kiss begins with Kay

JARED The Galleria Of Jewelry

H.SAMUEL THE JEWELLER

ERNEST JONES LOVE & LIFE

ZALES THE DIAMOND STORE

ZALES THE DIAMOND STORE outlet

PEOPLES THE DIAMOND STORE

PIERCING Pagoda

KAY JEWELERS Every kiss begins with Kay

JARED The Galleria Of Jewelry

ERNEST JONES LOVE & LIFE

SIGNET JEWELERS

H.SAMUEL THE JEWELLER

ZALES THE DIAMOND STORE

PEOPLES THE DIAMOND STORE

Combining Two of Today’s Leading
Combining Two of Today’s Leading
Jewelry Retailers
Jewelry Retailers
1 Based on fiscal year 2013. Signet fiscal year end was 02/02/13 and Zale fiscal year end was 07/31/13.
FY 2013 Revenue $3,983 million $1,888 million
FY 2013 EBITDA $660 million $68 million
1,954 1,694
Number of retail brands 17 6
Major retail brands
Geographic footprint United States and United Kingdom United States and Canada
Store formats
Complementary presence in different store formats including mall formats, off-mall locations and neighborhood power centers
Company overview
Largest specialty jeweler in the U.S. and
U.K.
A leading specialty retailer of fine jewelry in the U.S.
and #1 retailer of fine jewelry in Canada
Employees 17,877 11,900
1
1
Number of retail stores as of FYE 2013
1

KAY JEWELERS

JARED
The Galleria Of Jewelry

H.SAMUEL

ERNEST JONES

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

Signet is the #1 Specialty Jeweler in
Signet is the #1 Specialty Jeweler in
the U.S. & U.K.
the U.S. & U.K.
Note: Sales for Fiscal 2013.  Estimated store numbers
Fiscal 2014-end.
H.Samuel
#1 in U.K.
Sales: ~$0.4 billion
Stores: 304
Ernest Jones
#2 in U.K.
Sales: ~$0.3 billion
Stores: 179
Kay Jewelers
#1 Jewelry store in U.S.
Sales: ~$2.0 billion
Stores: 1,057 in 50 states
Jared The Galleria Of Jewelry
#1 U.S. Off-Mall Specialty
Jeweler
Sales: ~$1.0 billion
Stores: 205 in 39 states

ZALE CORPORATION

KAY JEWELERS
JARED The Galleria Of Jewelry
ERNEST JONES LOVE & LIFE
SIGNET JEWELERS
H.SAMUEL THE JEWELLER
ZALES THE DIAMOND STORE
PEOPLES THE DIAMOND STORE

The Addition of Zale Complements
The Addition of Zale Complements
Signet’s Core Growth Strategies
Signet’s Core Growth Strategies
Maximize
Mid-Market
Build upon existing growth strategies
Increase innovation and testing to drive merchandise initiatives
Explore and expand through formats, locations, product mix, field training and marketing
Stay true to brand heritage while adapting to meet emerging needs
Build upon our service and custom jewelry capabilities
Be Best In Bridal
Approximately 50% of sales generated from bridal businesses
Dedication to superior customer service to drive long-term customer relationships
Leading branded diamond programs supported by targeted marketing /
advertising
Strategic diamond sourcing initiative
Offer Best-in-Class
Multichannel
Experience
Successfully integrate digital platform to drive overall eCommerce performance and support our physical channels of distribution
Combined digital business of both companies approaching $300 million
Improve web-based functionality such as eCommerce, social media, search engine optimization, on-line education, digital advertising, email, and mobile customer targeting; creating a best-in-class digital ecosystem
Expand Geographic
Footprint
#1 specialty jeweler in Canada; as well as the U.S. and the U.K.
Cross-collaboration among countries creates a global platform to support existing and possible future geographic expansion
Companies that build from core strengths create sustained value

SIGNET
JEWELERS
ZALE CORPORATION

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

Complementary Strengths Align to
Complementary Strengths Align to
Drive Future Growth
Drive Future Growth
Maximize
Mid-market
Iconic retail brands in U.S. & U.K.
Successful development and growth of
branded, differentiated and exclusive
merchandise (e.g. Tolkowsky, Neil Lane)
Successful development and growth
of branded, differentiated and
exclusive merchandise (e.g. Vera Wang,
Celebration Diamond)
Strong, fast-growing digital business.
Complementary kiosk formats
Opportunity to continue optimization of
real estate portfolio
Be Best in Bridal
Expand Geographic
Footprint
Offer Best-in-class
Multichannel Experience
Iconic retail brands in U.S. & Canada
Turnaround plan well-executed by a
strong management team
Strong free cash flow generation
provides financial and capital
structure flexibility
Experienced management team
with consistently strong financial
performance record
Strong, fast-growing digital business
Best-in-class store execution and
customer service / experience
High quality, diversified store base driven
by disciplined real estate evaluation criteria
Return to profitability
11

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

Delivers Scale &
Geographic Expansion
Broadens geographical footprint with Zale’s locations across the United States and
Canada
Allows Signet to significantly expand into Canada via Peoples Jewellers, the #1 specialty fine jeweler in Canada with 146 locations
A Compelling Value Proposition
A Compelling Value Proposition
Enhances Retail
Awareness Through
Additional
Complementary Banners
Zale is a value-oriented jeweler targeting the mid-market, which complements Kay and
Jared’s strategy
Signet intends to maintain the Zales brand
Strengthens Portfolio of
Leading Exclusive
Brands to Drive Future
Growth
Growing mix of exclusive brands with ability to cross-sell, expanding access to customers
Access to additional exclusive bridal designs and brands (e.g. Vera Wang), which has and will continue to fuel growth
Opportunity to Leverage
on Mutual Expertise to
Drive Profitability
Significant opportunity to leverage a "best-in-class" operation plan built to lower costs, expand sales opportunities and improve customer experience
Benefit from leveraging proprietary software & processes and expansion of repair services
Zale leadership team will drive the Zales North America proprietary store brand
Brings Additional and
Complementary
Management Talent and
Experience
Zale management has completed a multi-year turnaround program, which was launched in
2010 and has driven sales and returned Zale to profitability
Signet is the ideal partner to allow Zale to accelerate on this successful trajectory
Track record of successful acquisition integration and execution at Signet
Business and Channel
Mix
Complementary formats and channel mix between Signet and Zale through malls, off-
malls, digital platforms and kiosks

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

The Combination Creates a More
The Combination Creates a More
Diversified Retailer…
Diversified Retailer…
1 Existing retail footprint as of 11/02/13 for Signet and as of 12/31/13 for Zale
Signet: 1,974 stores
1
Pro forma: 3,653 stores Zale: 1,679 stores
1
Canada: 0
U.S.: 1,478
U.K. & Ireland: 496
Canada: 199
U.S.: 1,480
U.K. & Ireland: 0
Canada: 199
U.S.: 2,958
U.K. & Ireland: 496
Global
footprint
Breakdown
by
geography
Breakdown
by
format
1,974
1,679
3,653
624
3,029
624
1,055
Signet Zale Pro forma
Retail stores Kiosks
U.S.
75%
U.K.
25%
U.S.
88%
Canada
12%
U.S.
81%
U.K.
14%
Canada
5%

SIGNET JEWELERS

ZALE CORPORATION

LE VIAN

Open Hearts by Jane Seymour

Neil Lane

THE LEO DIAMOND™

TOLKOWSKY

VERA WANG

CELEBRATION DIAMOND

LOVE VERA WANG

ARCTIC BRILLIANCE CANADIAN DIAMONDS

the HEART WITHIN™

Candy Colored DIAMONDS AND GEMSTONES

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

…
…
With an Expanded Portfolio of
With an Expanded Portfolio of
Attractive, Differentiated and Exclusive
Attractive, Differentiated and Exclusive
Brands to Drive Future Growth
Brands to Drive Future Growth
1 For Zale corporation: as % of fine jewelry sales
2 Earliest reported date for exclusive brands sales
9
19.0%
27.4%
Jan-10 Jan-13
8.0%
11.0%
Jul-12 Jul-13
2
Key
exclusive
brands
Exclusive
brands as %
of sales¹

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

Transaction Summary
Transaction Summary
$21.00 per Zale share all cash offer, implying ~$1.4 billion enterprise value for
Zale
Represents EV / LTM Oct-13 Adjusted EBITDA
1
multiple of 7.4x
2
J.P. Morgan has provided new underwritten term loan facility and bridge financing commitment
Strong combined financial profile allows for an all cash transaction with the expectation to achieve investment grade rating
Golden Gate has entered into a voting support agreement
Structure and
Consideration
~$6.2 billion in LTM Oct-13 revenue
3
Combined Financial
Metrics
The transaction is expected to generate approximately $100 million in annual growth and cost synergies within three fiscal years after closing
In the first full fiscal year after close, we expect the transaction to be high single-digit percentage accretive
4
to earnings per share
Compelling Financial
Impact
Approvals and Closing
Transaction approved by boards of directors of both companies
Subject to Zale stockholder approval
Subject to customary closing conditions and regulatory approvals
Expected to close within 2014
1 Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, adjusted to exclude charges related to store closures
2 Last twelve month (LTM Oct-13) based on Signet LTM as of 11/02/13 and Zale as of 10/31/13, pro forma for projected impact of synergies and benefit from ADS contract, excluding any costs to achieve and deal related expenses
3 Last twelve month (LTM Oct-13) based on Signet LTM as of 11/02/13 and Zale as of 10/31/13
4 Excluding one-time transaction costs and acquisition accounting adjustments

KAY JEWELERS · JARED The Galleria Of Jewelry · ERNEST JONES LOVE & LIFE · SIGNET JEWELERS · H.SAMUEL THE JEWELLER · ZALES THE DIAMOND STORE · PEOPLES THE DIAMOND STORE

Standalone Signet Pro Forma Signet
Additional distribution points
and geographic reach provide
solid platform for top line
growth
Operating efficiencies will drive
margin and expense reduction
opportunities and drive value
creation
Revenue ($ billion)
EBITDA ($ million)
Standalone Signet Pro Forma Signet
$3.3
$3.3
$3.4
$3.7
$4.0
$6.2
Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Pro forma LTM
Oct-2013
¹
$330
$373
$470
$600
$660
$745
Jan-09
²
Jan-10 Jan-11 Jan-12 Jan-13 Pro forma LTM
Oct-2013
¹
Combined Financial Overview
Combined Financial Overview
1
Last twelve months (LTM) based on Signet LTM as of 11/2/13 and  Zale as of 10/31/13
2
Excludes goodwill and relisting costs

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

Overview of Synergies
Overview of Synergies
Supply Chain / Purchasing
Signet’s manufacturing knowledge, buying processes, and
proprietary systems in partnership with Zale’s team will accelerate and ensure gross margin improvement.
Inventory management processes will improve inventory utilization and turn
Expense Reduction
“Best practice” sharing will improve the cost and efficiency of operations and advertising buys
Overhead will be optimized while strengthening the infrastructure to support growth of the Zales brand
Estimated $100 Million Synergy Potential Provides Opportunity for
Substantial Value Creation
Service Capabilities and
Brand Cross-Selling
Opportunities to expand distribution of current brands and new brand concepts will be created.
Signet’s repair and custom design business processes will be utilized to improve performance.

KAY JEWELERS | JARED The Galleria Of Jewelry | ERNEST JONES LOVE & LIFE | SIGNET JEWELERS | H.SAMUEL THE JEWELLER | ZALES THE DIAMOND STORE | PEOPLES THE DIAMOND STORE

Additional Business Benefits
Additional Business Benefits
Credit Optimization
The Alliance Data System agreement will improve Zales credit offering and lower the cost of credit
Enhanced credit approval rates, strengthened lifecycle marketing and improved in-store credit presentation.
Store rationalization continues
Increasing real estate productivity via portfolio optimization, exclusive merchandise, service expansion, credit and store infrastructure investment
Real Estate Optimization

KAY JEWELERS JARED The Galleria Of Jewelry ERNEST JONES LOVE & LIFE SIGNET JEWELERS H.SAMUEL THE JEWELLER ZALES THE DIAMOND STORE PEOPLES THE DIAMOND STORE

Financing and Capital Structure
Financing and Capital Structure
Expected financing includes a combination of:
Significant accounts receivable securitization
Bank debt
Other debt financing
J.P. Morgan has committed to provide financing for the
Company expected to achieve investment grade rating post
transaction
transaction given strong cash flow generation and projected
earnings growth

SIGNET
JEWELERS
KAY
JEWELERS
JARED
The Galleria Of Jewelry
ERNEST JONES
H.SAMUEL
THE JEWELLER
ZALES
PEOPLES
THE DIAMOND STORE

Transaction Strengthens Signet’s
Transaction Strengthens Signet’s
Foundations and
Foundations and
Unlocks New Growth Opportunities
Unlocks New Growth Opportunities
We are going to invest in and grow the Zales brand
Maintain Zales as a stand alone brand, within the Signet portfolio of brands
Optimize marketing and promotional spend on Zales to drive brand recognition and sales
Invest in store remodels and IT infrastructure to drive sales and enhance long term margin profile
Invest in new store development to optimize the network
There are significant synergies and growth opportunities
Revenue opportunities through cross selling and new business development
Operational efficiencies and best practice sharing
Reduction in overhead duplicative expenses
Enhanced customer experience
Strong liquidity position and disciplined approach to capital structure and allocation
Combined cash flow will allow for sustained deleveraging

Important Additional Information Will Be
Important Additional Information Will Be
Filed With The SEC
Filed With The SEC
Zale Corporation plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the proposed transaction. The Proxy Statement will contain important information about Signet, Zale, the proposed transaction and related matters.
Additionally, Signet and Zale will file other relevant materials in connection with the proposed transaction pursuant to the terms of an Agreement and Plan of Merger by and among, Signet, Carat Merger Sub,
Inc., a wholly owned subsidiary of Signet, and Zale. INVESTORS AND SECURITY HOLDERS ARE
URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY
WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATON ABOUT
THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Zale through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting Zale at the following: : Zale Investor Relations, 901 W.
Walnut Hill Lane, Irving, TX 75038-1003, or by phone 972-580-4391, or by email
PARTICIPANTS IN THE SOLICITATION
Signet, Zale and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Zale in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Zale in connection with the proposed transaction, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of Zale’s stockholders generally, will be set forth in the
Proxy Statement and the other relevant documents to be filed with the SEC. Information concerning the interests of Zale’s participants in the solicitation, which may, in some cases, be different than those of
Zale’s stockholders generally, is set forth in the materials filed by Zale with the SEC, and will be set forth in the Proxy Statement relating to the proposed transaction when it becomes available.
ir@zalecorp.com